March 10, 2014

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE: Massachusetts Mutual Variable Annuity Fund 1

File No. 811-01757, CIK 0000063099

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners the 2013 annual reports for the underlying management investment company listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The 2013 annual report of the investment company listed below is incorporated by reference.

Investment Company	CIK
MML Series Investment Fund II	0001317146

Very truly yours,

/s/ Pamela T. Delaney

Pamela T. Delaney
Vice President
Massachusetts Mutual Life Insurance Company